United States

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 31, 2012

UNION FIRST MARKET BANKSHARES CORPORATION

(Exact name of registrant as specified in its charter)

Virginia	0-20293	54-1598552
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1051 East Cary Street

Suite 1200

Richmond, Virginia 23219

(Address of principal executive offices, including Zip Code)

Registrant’s telephone number, including area code: (804) 633-5031

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)

☐	Pre-commencement communications pursuant to Rule 13c-4(c) under the Exchange Act (17 CFR 240.13c-4(c))

Item 8.01	Other Events.

On July 31, 2012, G. William Beale, chief executive officer, D. Anthony Peay, executive vice president and chief banking officer, and Robert M. Gorman, executive vice president and chief financial officer, made an investor presentation at the Keefe, Bruyette & Woods (KBW) 2012 Community Bank Investor Conference at The Marriott Marquis Times Square, in New York City. A copy of the investor presentation is attached as Exhibit 99.1, and hereby incorporated herein by reference. Certain information contained in the investor presentation was previously filed with the Securities and Exchange Commission in other formats, and was made publicly available prior to the filing of this report.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

99.1	Union First Market Bankshares Corporation July 2012 investor presentation.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

UNION FIRST MARKET BANKSHARES CORPORATION

Date: July 31, 2012	By:	/s/ Robert M. Gorman
Robert M. Gorman
Executive Vice President and Chief Financial Officer